99(b) Powers of Attorney for Margaret G. Dyer, Marla G. Friedman, John C. Lounds, J. Kevin McCarthy and Steven C. Verney



                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     NORTHBROOK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

                                       AND

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Northbrook Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Northbrook Life Insurance Company and its Northbrook Variable Annuity Account II and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ STEVEN C. VERNEY
----------------------------------
      Steven C. Verney
      Director & Vice President
      (Principal Financial Officer)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     NORTHBROOK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

                                       AND

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Northbrook Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Northbrook Life Insurance Company and its Northbrook Variable Annuity Account II and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ J. KEVIN MCCARTHY
-----------------------------------
      J. Kevin McCarthy
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     NORTHBROOK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

                                       AND

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Northbrook Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Northbrook Life Insurance Company and its Northbrook Variable Annuity Account II and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ JOHN C. LOUNDS
------------------------------
      John C. Lounds
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     NORTHBROOK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

                                       AND

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Northbrook Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Northbrook Life Insurance Company and its Northbrook Variable Annuity Account II and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ MARLA G. FRIEDMAN
-------------------------------------
      Marla G. Friedman
      Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     NORTHBROOK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

                                       AND

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Northbrook Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Northbrook Life Insurance Company and its Northbrook Variable Annuity Account II and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ MARGARET G. DYER
----------------------------------
      Margaret G. Dyer
      Director